EXHIBIT 10.24

SEVENTH AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT

THIS SEVENTH AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT (this “Seventh Amendment”) is made by and between SWEPI LP (“Shipper”) and CENTERPOINT ENERGY FIELD SERVICES, LLC, successor by conversion to CenterPoint Energy Field Services, Inc. (“Gatherer”) effective this 1st day of September, 2011.

Background

Gatherer and Shipper are Parties to that certain Gas Gathering and Treating Agreement dated April 29, 2010, as amended (as amended, the “Olympia GGA”). Capitalized terms used herein, if not defined herein, will have the meaning given to such terms in the Olympia GGA;

Gatherer may, at its discretion, use an inline scavenger to treat and assist Shipper in meeting Shipper’s Gas Quality Specifications, the blend of Shipper’s Gas received from all Receipt Points on the Olympia Gathering System; and

The Parties desire to amend the GGA as set forth herein to provide for the Shipper to reimburse Gatherer for the inline scavenger chemical costs.

NOW, THEREFORE, for adequate consideration received and acknowledged, the Parties hereto agree as follows:

1.	If Gatherer, in its discretion, uses an inline scavenger to treat the blend of Shipper’s Gas received from all Receipt Points on the Olympia Gathering System, Shipper and Shipper Partner will each reimburse Gatherer for one-half ( 1⁄2) of the costs of all chemicals used in the inline scavenger treatment process (collectively the “Scavenger Materials”).

2.	Gatherer will invoice Shipper Monthly for Shipper’s one-half ( 1⁄2) of the Scavenger Materials and Shipper will pay each invoice according to Section 9: Payments of Exhibit A to the GGA.

Except as expressly amended hereby, the GGA and the Amendments remain in effect.

IN WITNESS WHEREOF, this Seventh Amendment is executed as of the 15th day of December, 2011.

SHIPPER: SWEPI LP		GATHERER: CENTERPOINT ENERGY FIELD SERVICES, LLC

By:	/s/ Robert Cowan	By:	/s/ William H. May, Jr.
Name:	Robert Cowan	Name:	William H. May, Jr.
Title:	Attorney-In-Fact	Title:	Sr. V.P. & CCO